EXHIBIT 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, March Clancy, the Chief Executive and Financial Officer of Hybrid Fuel Systems, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB/A of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Hybrid Fuel Systems, Inc. and will be retained by Hybrid Fuel Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 8, 2005

                                   /s/ Mark Clancy
                                   Name: Mark Clancy
                                   Title: Chief Executive and Financial Officer